Assets held for sale	6 Months Ended
Jun. 30, 2024
Assets held for sale [Abstract]
Assets held for sale
Note 8. - Assets held for sale

In 2023, Atlantica´s partner in Monterrey initiated a process to sell its 70% stake in the asset and, as part of it, Atlantica intended to sell its interest as well under the same terms.

In October 30, 2023, the conditions to classify the loan granted by Atlantica to Arroyo II and the investment in Pemcorp as held for sale in accordance with IFRS 5 Non-current Assets Held for Sale and Discontinued Operations were met. As a consequence, the book value of the equity investment held by Atlantica in Pemcorp and the loan granted by Atlantica to Arroyo II, were classified as held for sale since that date for an amount of US$ 28.7 million as of December 31, 2023.
The transaction was subject to certain conditions precedent and final transaction closing occurred in April 2024. The difference between the book value of the asset held for sale at closing date, and the fair value of the consideration received, which amounts to $8.9 million, has been registered as an operating income in these Consolidated Condensed Interim Financial Statements.

Atlantica received $38.1 million of proceeds net of transaction costs and taxes and expects to receive an additional amount of $3.1 million in the third quarter of 2024. In addition, there is an earn-out mechanism that could result in additional proceeds for Atlantica of up to approximately $7 million between 2026 and 2028.